Exhibit 99.3

Release:    March 21, 2021

CP’s Board amends contract with President and CEO, Keith Creel

Calgary – Canadian Pacific Railway Limited’s (TSX: CP) (NYSE: CP) Board of Directors and President and Chief Executive Officer Keith Creel have agreed on contract amendments to Mr. Creel’s incentive compensation that are intended to see him lead the Company until at least early 2026.

“Today’s announcement speaks to Keith’s leadership and bodes well for the continued long-term success of CP, to the benefit of its employees, customers, communities and shareholders,” said Chair of the Board, Isabelle Courville. “Furthermore, this solidifies Keith’s role in overseeing and leading the successful integration of CP with Kansas City Southern (KCS) and all of the benefits that transaction will bring.”

Earlier today, CP and KCS announced that they have entered into a merger agreement under which CP has agreed to acquire KCS in a stock and cash merger transaction, subject to the satisfaction of closing conditions. Following CP’s acquisition of KCS and Surface Transportation Board approval of the merger, Mr. Creel will serve as the Chief Executive Officer of the combined company.

Since Mr. Creel became CEO in 2017, CP’s share price has increased 150 percent. During that time, and now for 15 consecutive years, CP has remained the safest Class 1 railroad in North America as measured by Federal Railroad Administration-reportable train accident frequency.

“It is my honor to continue to serve alongside the entire CP family,” Creel said. “I look forward with great enthusiasm to what is ahead, especially to leading the combined CP/KCS entity. Our commitment to the fundamentals of precision scheduled railroading, to safety and sustainability, to our customers and the communities we serve, and to each other will remain steadfast and unwavering. We will not lose sight of what got us to this point and we are committed to writing the next chapter in the compelling story of these two great railroads.”

Prior to joining CP, Mr. Creel served in various operating roles at BN, Illinois Central and Canadian National, including serving as CN’s Executive Vice-President and Chief Operating Officer. Mr. Creel joined CP in February 2013 as President and Chief Operating Officer. On January 31, 2017, he assumed the role of CP’s President and CEO, becoming the seventeenth leader of the company since 1881.

Mr. Creel holds a Bachelor of Science in Marketing from Jacksonville State University. He also completed the Advanced Management Program at the Harvard Business School. Mr. Creel has a military background as a commissioned officer in the U.S. Army, during which time he served in the Persian Gulf War in Saudi Arabia. Recognized for his leadership at CP, he was named by Progressive Railroading as Railroad Innovator for 2014 and Railway Age as Railroader of the Year 2021.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This news release includes certain forward looking statements and forward looking information (collectively, FLI) to provide CP and KCS shareholders and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, including each company’s management’s respective assessment of CP, KCS and their respective subsidiaries’ future plans and operations, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “believe”, “likely”

and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI. In particular, this news release contains FLI pertaining to, but not limited to, information with respect to the following: the transaction; the combined company’s scale; financial growth; future business prospects and performance; future shareholder returns; cash flows and enhanced margins; synergies; leadership and governance structure; and office and headquarter locations.

Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the timing and completion of the transaction, including receipt of regulatory and shareholder approvals and the satisfaction of other conditions precedent; interloper risk; the realization of anticipated benefits and synergies of the transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the transaction and other disruptions arising from the transaction; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the previously announced proposed share split of CP’s issued and outstanding common shares and whether it will receive the requisite shareholder and regulatory approvals; potential changes in the CP share price which may negatively impact the value of consideration offered to KCS shareholders; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and México; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and México; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Méxican government of Kansas City Southern de México, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains.

We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP and KCS with Canadian and U.S. securities regulators, including any proxy statement, prospectus, material change report, management information circular or registration statement to be filed in connection with the transaction. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this news release is expressly qualified in its entirety by these cautionary statements.

ABOUT CANADIAN PACIFIC

Canadian Pacific (TSX: CP) (NYSE: CP) is a transcontinental railway in Canada and the U.S. with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit www.cpr.ca to see the rail advantages of CP. CP-IR

ABOUT KANSAS CITY SOUTHERN

Headquartered in Kansas City, Mo., Kansas City Southern (KCS) (NYSE: KSU) is a transportation holding company that has railroad investments in the U.S., México and Panama. Its primary U.S. holding is Kansas City Southern Railway Company, serving the central and south central U.S. Its international holdings include Kansas City Southern de México, S.A. de C.V., serving northeastern and central México and the port cities of Lázaro Cárdenas, Tampico and Veracruz, and a 50 percent interest in Panama Canal Railway Company, providing ocean-to-ocean freight and passenger service along the Panama Canal. KCS’s North American rail holdings and strategic alliances with other North American rail partners are primary components of a unique railway system, linking the commercial and industrial centers of the U.S., México and Canada. More information about KCS can be found at www.kcsouthern.com

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

CP will file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form F-4, which will include a proxy statement of KCS that also constitutes a prospectus of CP, and any other documents in connection with the transaction. The definitive proxy statement/prospectus will be sent to the shareholders of KCS. CP will also file a management proxy circular in connection with the transaction with applicable securities regulators in Canada and the management proxy circular will be sent to CP shareholders. INVESTORS AND SHAREHOLDERS OF KCS AND CP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN CANADA IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KCS, CP, THE TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by CP and KCS with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus, management proxy circular and other documents which will be filed with the SEC and applicable securities regulators in Canada by CP online at investor.cpr.ca and www.sedar.com, upon written request delivered to CP at 7550 Ogden Dale Road S.E., Calgary, Alberta, T2C 4X9, Attention: Office of the Corporate Secretary, or by calling CP at 1-403-319-7000, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by KCS online at www.investors.kcsouthern.com, upon written request delivered to KCS at 427 West 12th Street, Kansas City, Missouri 64105, Attention: Corporate Secretary, or by calling KCS’s Corporate Secretary’s Office by telephone at 1-888-800-3690 or by email at corpsec@kcsouthern.com.

You may also read and copy any reports, statements and other information filed by KCS and CP with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 or visit the SEC’s website for further information on its public reference room. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION OF PROXIES

This communication is not a solicitation of proxies in connection with the transaction. However, under SEC rules, CP, KCS, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about CP’s directors and executive officers may be found in its 2021 Management Proxy Circular, dated March 10, 2021 as well as its 2020 Annual Report on Form 10-K filed with the SEC and applicable securities regulators in Canada on February 18, 2021, available on its website at investor.cpr.ca and at www.sedar.com and www.sec.gov. Information about KCS’s directors and executive officers may be found on its website at www.kcsouthern.com and in its 2020 Annual Report on Form 10-K filed with the SEC on January 29, 2021, available at www.sec.gov and www.investors.kcsouthern.com. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus and management proxy circular and other relevant materials filed with the SEC and applicable securities regulators in Canada when they become available.

Contacts:

Media

Alert_MediaRelations@cpr.ca

Investment Community

Chris De Bruyn

Tel: 403-319-3591

investor@cpr.ca